Other non-operating (income) expenses	12 Months Ended
Dec. 31, 2020
Other Non Operating Income Expenses [Abstract]
19. Other non-operating (income) expenses
19.	Other non-operating (income) expenses

	2020	2019
Gain on sale of loan book	(1,676)	—
Credit facility prepayment and related expenses	2,608	—
Convertible debenture early conversion	927	—
Gain on amendment of debentures	(765)	—
Government grant	(3,201)	—
Restructuring and other	938	543
	(1,169)	543

On February 28, 2020, Mogo completed the Liquid Sale and recognized a gain on sale of loan book amounting to $1,676 (refer to Note 4). On the same date, Mogo repaid and extinguished its Credit Facility – Liquid and recognized an early prepayment expense of $2,500 as a result of paying down the facility in advance of the maturity date (refer to Note 12). Mogo also recognized $108 of other related legal and termination expenses in connection with the transactions.

Due to the outbreak of COVID-19, the Government of Canada announced the Canadian Emergency Wage Subsidy (“CEWS”) to support companies that have experienced a certain level of revenue decline in their operations. Mogo has determined that it qualifies for the CEWS and has made an accounting policy election to record the grant on a gross basis. As a result, Mogo has recorded other non-operating income of $3,201 for the year ended December 31, 2020.